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                                                                    EXHIBIT 23

                         CONSENT OF INDEPENDENT AUDITORS

We consent to the incorporation by reference in Solutia Inc.'s Registration Statement on Form S-8 (Nos. 333-34561, 333-34587, 333-34589, 333-34591,
333-34593, 333-34683, 333-35689, 333-47911, 333-51081, 333-74463, 333-74465,
333-32112, and 333-39972) and Solutia Inc.'s Registration Statement on Form S-3 (No. 333-46070) of our report dated February 28, 2001 (December 21, 2001 as to Note 18) appearing in this Report on Form 8-K.




/s/ Deloitte & Touche LLP
DELOITTE & TOUCHE LLP

Saint Louis, Missouri
December 21, 2001